Long-Term Debt (Tables)	12 Months Ended
Dec. 31, 2025
Long-Term Debt [Abstract]
Schedule of Senior Secured Notes

On September 20, 2023, Greenfire issued US$300 million of senior secured notes (the “2028 Notes”). The 2028 Notes bore interest at a fixed rate of 12.00%, were to mature on October 1, 2028, and were secured by a second-priority lien on the Company’s assets. On December 19, 2025, the outstanding 2028 Notes were voluntarily redeemed at 106% of their principal amount. All accrued interest on the 2028 Notes was settled concurrently.

($ thousands)	Principal	Unamortized financing costs(1)	Long-term debt
Balance, January 1 2024	$396,780	$(20,430)	$376,350
Redemption payments	(84,278)	(4,214)	(88,492)
Non-cash financing expense	-	10,655	10,655
Foreign exchange	31,350	(933)	30,417
Balance, December 31, 2024	343,852	(14,922)	328,930
Redemption payments	(329,315)	(19,738)	(349,053)
Non-cash financing expense	-	34,077	34,077
Foreign exchange	(14,537)	583	(13,954)
Balance, December 31, 2025	$-	$-	$-

(1)	Unamortized financing costs include accrued redemption premiums, unamortized issuance costs, and the unamortized portion of the original issue discount.
(3)	Forecasted production is defined by the 2028 Indenture as the Company’s proved developed producing (“PDP”) forecast in the Company’s most recent reserve report, as determined by a qualified and independent reserves evaluator, as prepared to the Canadian standard using National Instrument 51-101.
(4)	On March 10, 2025, the Company completed an amendment to the 2028 Indenture to increase the annual capital expenditure limitation from CAD$100 million to US$150 million, until the outstanding principal amount of the 2028 Notes is less than US$150 million.
(5)	As defined in the 2028 Indenture.